Fees Summary	Jan. 26, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,005,704.00
Previously Paid Amount	0.00
Total Fee Amount	691.29
Total Offset Amount	0.00
Net Fee	$ 691.29